SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest event reported): October 2, 2003
                                                          ---------------



                              E Com Ventures, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Florida                    0-19714                   65-0977964
         -------                    -------                   ----------
(State of Incorporation)    (Commission File Number)   (IRS Employer
                                                        Identification No.)



                  251 International Parkway, Sunrise, FL 33325
                  --------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (954) 335-9100
                                                           --------------

Item 5.     Other Events

On October 2, 2003, the Company received notification that James Fellus resigned as a director of the Company citing recent business commitments, which will make it difficult for him to effectively serve as a board member. The resignation was not caused by any disagreement involving the Company's policies and operations.

The Company is currently conducting a search for a replacement board member and expects to obtain an independent board member in the near future.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of October 2003.


                                                  E COM VENTURES, INC.



                                                  By: /s/ A. Mark Young
                                                     -------------------------
                                                      A. Mark Young
                                                      Chief Financial Officer